UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 25, 2010

Bison Instruments, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-27297	E41-0947661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7725 Vasserman Trail, Chanhassen, MN		55317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  952-938-1055

_________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers

(b)   On February 25, 2010, Edward G. Lampman resigned as Chief Executive Officer, Chief Financial Officer and Director of Bison Instruments, Inc.

(c)   On March 2, 2010, Eric Sunshine was appointed Chief Financial Officer of Bison Instruments, Inc.

        On March 2, 2010, Barrie D. Rose was appointed Chief Executive Officer of Bison Instruments, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bison Instruments, Inc.
(Registrant)

Date	March 3, 2010
/s/ Eric Sunshine
(Signature)*

*Print name and title of the signing officer under his signature.		Eric Sunshine Chief Financial Officer